Southwall
Technologies

Display Industry Investment
Conference

New York, March 2005

Forward Looking Statements

Our comments this afternoon may contain forward-
looking statements as that term is defined in the Private
Securities Reform Act of 1995, including, without
limitation, statements regarding the Company’s
expectations, beliefs, intentions or strategies regarding the future.  All forward-looking statements included in our
presentation and discussion today are based on
information available to the Company today.  The
Company assumes no obligation to update any such
forward-looking statements.  Further risks are detailed in
the Company’s filings with the SEC.

Southwall Company Highlights

Leading material sciences technology
company with a rich 25 year history of
product and market innovation

World class, industry-leading customers

Strong manufacturing competencies

Successfully completed turnaround in 2004

Stock Ticker: SWTX

Our Core Technology

Southwall’s core technology centers
around our ability to sputter deposit
multi-layer coatings on large-area,
flexible polymeric substrates.

Key Enabling Characteristics by Market

Electronic Display

EMI reduction / IR filtering

Enhanced Optics / Anti smudge /Anti reflective

Automotive

Solar control

Occupant comfort & energy efficiency

Architectural

Solar control

Energy efficiency / thermal insulation

Added comfort

Worldwide PDP Units
Units
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
2004
2005
2006
2007
2008

March 15, 2005

Growth Plan – Plasma TV and Display Systems

Explosive Market Growth; > 50% CAGR through 2008

Source: Fuji/Chimera 2004; PDP units expected to grow at >50% CAGR

Plasma Segment and Growth Plan

EMI/IR blocking film for filter application

Necessary product for ALL Plasma Systems

Low cost solution in a price sensitive sector

Our competition is an Etched Mesh product

Strategic alliance & long term exclusive contract
with industry leader

Mitsui Chemical ~ 40% share in Optical filters

Southwall’s new display products are focused on
capturing hyper-growth Consumer TV market
segment

SAINT-GOBAIN

PILKINGTON

GUARDIAN

March 15, 2005

Automotive Segment

Major supplier of transparent solar-control films to the
European OEM Windscreen market since the mid
1990’s

Over 7 million European windshields produced using
Southwall’s XIR ® technology since 2001

10 - 12% market share of total European Automotive Glass

Supply to Europe’s largest automotive glass
companies

Product Offerings & Growth Opportunities

Participate in growing market trends

Complex windshields

Laminated sidelights

More glass – sunroofs , bigger windshields

Automotive Replacement Glass

Unique value proposition

Architecture Segment

Leading provider of high-performance
solutions to the glass and window industry
for 25 years

Energy efficiency even more critical with
rising oil prices

Licensed to 45 manufacturers in 24 countries

Strong Heat Mirror® brand recognition
within the Industry

Mature business and strong cash flow

Window Film Segment

One of Southwall’s fastest growing market
segments in 2004

Worldwide sales under V-KOOL     and
Huper Optik® Brands

Auto and Architectural applications split ~
50/50

Distribution in over 700 locations in 25
countries

Strong growth in China

Southwall Technologies

XEROX

fuba
printed circuits

Spectra-Physics
A Division of Newport Corporation

APPLIED MATERIALS

hp

Agilent Technologies

March 15, 2005

Seasoned Management Team

Thomas Hood                                       President & CEO

Maury Austin                                        SVP & CFO

Dennis Capovilla                   VP, Sales & Mkting

Wolfgang Heinze                    VP, Operations

Dr. Sicco Westra                       VP, Product & Business

                                                                                                                        Development

Mike Vargas                                                Director, HR

2004 Financial Highlights

A year of:

Successful restructuring and financial recovery

Increasing quarterly revenues

Improving gross margins

A return to profitability & positive cash flow

Strengthening our balance sheet

$20
$15
$10
$5
$0
($5)
($10)
Q104
Q204
Q304
Q404
Revenue
Net Income

March 15, 2005

2004 Financial Summary

$ in

Millions

2004 = $57.6m Revenue

Balance Sheet Summary

$40.0

$22.5

$41.7

$13.9

$1.9

2003

$36.1

$16.8

$76.6

$17.5

$2.0

2002

$44.9

Total Assets

$14.6

A/R and Inventory

$44.9

Total Liabilities

$5.2

Total Cash and
Equivalents

$16.0

Short & Long term
Debt

2004

( Period Ending $ in millions )

Target Business Model

(8)

17

12

6

7

34

12

16

37

35

100%

YTD 9/04

15 – 20

18

14

     Window Film

3

2

4

Non Op Costs

8 – 15

7 – 8

6 – 8

7 – 8

35 – 38

5 – 10

35 – 40

35 – 40

~ 12 Mo.
Target

20

(79)

Net income

9

16

G&A

5

13

R&D

6

7

Sales / Marketing

42

14

Gross profit

12

10

             Architecture

31

36

            Display

39

40

            Automotive

100%

100%

Revenues

Q4 04

2003

(percent of revenues )

2005 Financial Trends & Goals

Continued profitability and positive cash flows from
Operations

Overall growth trends of ~ 10% annual revenue growth
into 2005 (base plan).

Does not assume an incremental Plasma OEM

Plasma product cost reductions efforts underway to take
advantage of strong unit growth opportunities

Enhancements to our Marketing and Development
capabilities

Financial consistency & positioning for growth